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                                                                    EXHIBIT 10.1










                      AMENDED AND RESTATED DATASCOPE CORP.
                 401(k) SAVINGS AND SUPPLEMENTAL RETIREMENT PLAN
                As amended and restated effective January 1, 1997

                 Including amendments through December 31, 2001

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                                TABLE OF CONTENTS

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
PURPOSE...........................................................................................................4

ARTICLE 1. DEFINITIONS............................................................................................5
   1.01 ACCOUNT...................................................................................................5
   1.02 AFFILIATED COMPANY........................................................................................5
   1.03 BASIC CONTRIBUTIONS.......................................................................................5
   1.04 BENEFICIARY...............................................................................................5
   1.05 BENEFITS COMMITTEE........................................................................................5
   1.06 BOARD OF DIRECTORS........................................................................................5
   1.07 CATCH-UP CONTRIBUTIONS....................................................................................6
   1.08 CODE......................................................................................................6
   1.09 COMPANY...................................................................................................6
   1.10 COMPANY STOCK.............................................................................................6
   1.11 COMPENSATION..............................................................................................6
   1.12 ELIGIBLE EMPLOYEE.........................................................................................6
   1.13 EMPLOYEE..................................................................................................7
   1.14 ENTRY DATE................................................................................................7
   1.15 ERISA.....................................................................................................7
   1.16 FULL-TIME EMPLOYEE........................................................................................7
   1.17 INVESTMENT FUND...........................................................................................7
   1.18 MATCHING CONTRIBUTIONS....................................................................................7
   1.19 MEMBER....................................................................................................7
   1.20 MEMBER SHARES.............................................................................................7
   1.21 PARTICIPATING EMPLOYER....................................................................................8
   1.22 PLAN......................................................................................................8
   1.23 PLAN ADMINISTRATOR........................................................................................8
   1.24 PLAN YEAR.................................................................................................8
   1.25 ROLLOVER CONTRIBUTION.....................................................................................8
   1.26 TOTAL DISABILITY..........................................................................................8
   1.27 TRUST AGREEMENT...........................................................................................8
   1.28 TRUST FUND................................................................................................8
   1.29 TRUSTEE...................................................................................................8
   1.30 VALUATION DATE............................................................................................8

ARTICLE 2. DEFINITIONS AND RULES FOR DETERMINING SERVICE..........................................................9
   2.01 APPROVED ABSENCE..........................................................................................9
   2.02 BREAK-IN-SERVICE..........................................................................................9
   2.03 ELIGIBILITY COMPUTATION PERIOD............................................................................9
   2.04 EMPLOYMENT COMMENCEMENT DATE..............................................................................9
   2.05 HOURS OF SERVICE..........................................................................................9
   2.06 MATERNITY/PATERNITY ABSENCE..............................................................................10
   2.07 SEPARATION FROM SERVICE..................................................................................10
   2.08 SERVICE..................................................................................................10
   2.09 CREDITED SERVICE.........................................................................................11

ARTICLE 3. MEMBERSHIP IN THE PLAN................................................................................12
   3.01 PARTICIPATION REQUIREMENTS...............................................................................12
   3.02 PARTICIPATION FOLLOWING BREAK-IN-SERVICE.................................................................12
   3.03 PARTICIPATION UPON RETURN TO ELIGIBLE CLASS..............................................................12
   3.04 CESSATION OF PARTICIPATION...............................................................................13

ARTICLE 4. MEMBER CONTRIBUTIONS..................................................................................14
   4.01 BASIC CONTRIBUTIONS......................................................................................14
   4.02 CATCH-UP CONTRIBUTIONS...................................................................................14
   4.03 ROLLOVER CONTRIBUTIONS...................................................................................14

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
ARTICLE 5. EMPLOYER CONTRIBUTIONS................................................................................16
   5.01 MATCHING CONTRIBUTIONS...................................................................................16
   5.02 TRANSFER OF FUNDS........................................................................................16

ARTICLE 6. LIMITATIONS ON CONTRIBUTIONS..........................................................................17
   6.01 DEFINITIONS..............................................................................................17
   6.02 MAXIMUM ANNUAL LIMITATION ON ELECTIVE DEFERRALS..........................................................17
   6.03 LIMITATIONS ON BASIC CONTRIBUTIONS APPLICABLE TO HIGHLY COMPENSATED EMPLOYEES............................18
   6.04 LIMITATIONS ON MATCHING CONTRIBUTIONS APPLICABLE TO HIGHLY COMPENSATED EMPLOYEES.........................18
   6.05 COMBINED LIMITATIONS ON BASIC CONTRIBUTIONS AND MATCHING CONTRIBUTIONS...................................18
   6.06 CORRECTION OF EXCESS BASIC CONTRIBUTIONS AND EXCESS MATCHING CONTRIBUTIONS...............................18
   6.07 FORFEITURE OF MATCHING CONTRIBUTIONS.....................................................................19
   6.08 LIMITATION ON ALLOCATION OF CONTRIBUTIONS APPLICABLE TO ALL MEMBERS......................................19
   6.09 REDUCTION OF EXCESS ANNUAL ADDITIONS.....................................................................19
   6.10 COVERAGE UNDER DEFINED BENEFIT PLAN PRIOR TO JANUARY 1, 2000.............................................21
   6.11 DEDUCTION LIMITATION APPLICABLE TO EMPLOYER CONTRIBUTIONS................................................21

ARTICLE 7. MEMBERS' ACCOUNTS.....................................................................................22
   7.01 SEPARATE ACCOUNTS........................................................................................22
   7.02 CONTRIBUTIONS TO ACCOUNT.................................................................................22
   7.03 VALUATION OF ACCOUNTS....................................................................................22

ARTICLE 8. TRUST FUND AND INVESTMENT OF ACCOUNTS.................................................................23
   8.01 TRUST FUND AND TRUSTEES..................................................................................23
   8.02 INVESTMENT FUNDS.........................................................................................23
   8.03 INVESTMENT DIRECTION.....................................................................................23
   8.04 INSIDER TRADING RESTRICTIONS.............................................................................24
   8.05 VOTING AND TENDERING OF COMPANY STOCK....................................................................24

ARTICLE 9. VESTING AND FORFEITURE................................................................................25
   9.01 BASIC CONTRIBUTION ACCOUNT AND ROLLOVER ACCOUNT..........................................................25
   9.02 MATCHING CONTRIBUTION ACCOUNT............................................................................25
   9.03 FORFEITURE...............................................................................................25
   9.04 RESTORATION OF FORFEITURES...............................................................................25
   9.05 APPLICATION OF FORFEITURES...............................................................................26
   9.06 CHANGE IN VESTING SCHEDULE...............................................................................26

ARTICLE 10. LOANS TO MEMBERS.....................................................................................27
   10.01 GENERAL.................................................................................................27
   10.02 MAXIMUM LOAN AMOUNT.....................................................................................27
   10.03 LOAN TERMS..............................................................................................27
   10.04 COLLATERAL..............................................................................................28
   10.05 TREATMENT OF LOAN PAYMENTS..............................................................................28
   10.06 DEFAULT.................................................................................................28
   10.07 SEPARATION FROM SERVICE.................................................................................28

ARTICLE 11. WITHDRAWALS DURING SERVICE...........................................................................29
   11.01 WITHDRAWALS PRIOR TO AGE 59-1/2.........................................................................29
   11.02 WITHDRAWALS AFTER AGE 59-1/2............................................................................30
   11.03 GENERAL RULES APPLYING TO WITHDRAWALS...................................................................30

ARTICLE 12. DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT........................................................31
   12.01 TERMINATION OF EMPLOYMENT PRIOR TO AGE 65...............................................................31
   12.02 TERMINATION OF EMPLOYMENT AT OR AFTER AGE 65............................................................31
   12.03 DEATH...................................................................................................31
   12.04 BENEFICIARY DESIGNATION.................................................................................32
   12.05 FORM OF PAYMENT.........................................................................................32
   12.06 DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION.......................................................32
   12.07 MANDATORY DISTRIBUTION..................................................................................33

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
ARTICLE 13. ADMINISTRATION.......................................................................................34
   13.01 PLAN ADMINISTRATOR......................................................................................34
   13.02 PLAN ADMINISTRATOR'S AUTHORITY AND POWERS...............................................................34
   13.03 DELEGATION OF DUTIES AND EMPLOYMENT OF AGENTS...........................................................34
   13.04 FIDUCIARY RESPONSIBILITIES WITH RESPECT TO MEMBER SHARES................................................34
   13.05 CHARGES ON MEMBERS' ACCOUNTS............................................................................34
   13.06 EXPENSES................................................................................................35
   13.07 COMPENSATION............................................................................................35
   13.08 EXERCISE OF DISCRETION..................................................................................35
   13.09 FIDUCIARY LIABILITY.....................................................................................35
   13.10 INDEMNIFICATION BY PARTICIPATING EMPLOYERS..............................................................35
   13.11 PLAN PARTICIPATION BY FIDUCIARIES.......................................................................36
   13.12 MISSING PERSONS.........................................................................................36
   13.13 CLAIMS REVIEW PROCEDURE.................................................................................36

ARTICLE 14. AMENDMENT AND TERMINATION OF PLAN....................................................................38
   14.01 AMENDMENT...............................................................................................38
   14.02 RIGHT TO TERMINATE PLAN.................................................................................38
   14.03 CONSEQUENCES OF TERMINATION.............................................................................38

ARTICLE 15. PARTICIPATION BY AFFILIATED COMPANIES................................................................39
   15.01 PARTICIPATION...........................................................................................39
   15.02 DELEGATION OF POWERS AND AUTHORITY......................................................................39
   15.03 TERMINATION OF PARTICIPATION............................................................................39

ARTICLE 16. TOP-HEAVY PLAN PROVISIONS............................................................................40
   16.01 APPLICABILITY...........................................................................................40
   16.02 DEFINITIONS.............................................................................................40
   16.03 MINIMUM CONTRIBUTION....................................................................................42
   16.04 AGGREGATE LIMIT ON CONTRIBUTIONS AND BENEFITS FOR KEY EMPLOYEES.........................................43

ARTICLE 17. GENERAL PROVISIONS...................................................................................44
   17.01 TRUST FUND SOLE SOURCE OF PAYMENTS FOR PLAN.............................................................44
   17.02 EXCLUSIVE BENEFIT.......................................................................................44
   17.03 NON-ALIENATION..........................................................................................44
   17.04 QUALIFIED DOMESTIC RELATIONS ORDER......................................................................44
   17.05 EMPLOYMENT RIGHTS.......................................................................................44
   17.06 EMPLOYEE TRANSFERS......................................................................................44
   17.07 RETURN OF CONTRIBUTIONS.................................................................................45
   17.08 DISTRIBUTION OF BASIC CONTRIBUTIONS IN EVENT OF MERGER OR SALE..........................................45
   17.09 MERGER, CONSOLIDATION OR TRANSFER.......................................................................45
   17.10 VETERANS' RE-EMPLOYMENT RIGHTS UNDER USERRA.............................................................46
   17.11 APPLICABLE LAW..........................................................................................46
   17.12 RULES OF CONSTRUCTION...................................................................................46

APPENDIX A. ADDITIONAL REQUIREMENTS FOR TAX QUALIFICATION........................................................47
   A1. PURPOSE...................................................................................................47
   A2. ALLOCATION OF EXCESS BASIC CONTRIBUTIONS..................................................................47
   A3. ALLOCATION OF EXCESS MATCHING CONTRIBUTIONS...............................................................47
   A4. DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION.........................................................48

APPENDIX B. EXPIRED PLAN PROVISIONS..............................................................................50
   B1. PURPOSE...................................................................................................50
   B2. PLAN YEAR PRIOR TO JANUARY 1, 1997........................................................................50
   B3. HARDSHIP DISTRIBUTIONS RECEIVED PRIOR TO DECEMBER 31, 2001................................................50

APPENDIX C. RULES APPLYING TO MEMBER LOANS.......................................................................51

APPENDIX D. SPECIAL RULES FOR CREDITING PRIOR SERVICE............................................................53
   D1. GENISPHERE EMPLOYEES......................................................................................53
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                                     PURPOSE


The purpose of the Datascope Corp. 401(k) Savings and Supplemental Retirement
Plan is to provide eligible employees of Datascope Corp. and any Affiliated
Company which adopts the Plan on behalf of its employees with an opportunity to increase their savings on a tax-favored basis, to enable them to share in the profitability of Datascope Corp. and to accumulate capital for their future economic security.

The Plan is intended to (1) qualify as a profit-sharing plan for purposes of Sections 401(a), 402, 412, and 417 of the Internal Revenue Code of 1986, as amended (the "Code"), (2) qualify as a cash or deferred arrangement under
Section 401(k) of the Code, and (3) comply with the requirements of the Employee
Retirement Income Security Act of 1974, as amended.

The Plan was originally adopted by Datascope Corp. effective April 1, 1989.

The Internal Revenue Service issued a favorable determination letter dated March
11, 1997 (File Folder No. 521053250) with respect to the Plan.

This plan document sets forth the provisions of the Plan as amended and restated effective January 1, 1997 and also includes all amendments to the Plan through December 31, 2001. All issues arising with respect to participation and rights and benefits under the Plan for any period prior to January 1, 1997 shall be determined by the terms and provisions of the Plan as in effect prior to January
1, 1997 except as otherwise specifically provided in the Plan.

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                             ARTICLE 1. DEFINITIONS


Wherever used herein, the following terms shall have the following meanings:

1.01     ACCOUNT

"Account" means the entire interest of a Member in the Trust Fund and shall include the following subaccounts:

(a) "Basic Contribution Account" means that portion of the Member's Account attributable to the Basic Contributions and Catch-up Contributions made on the Member's behalf by a Participating Employer and the earnings or losses thereon.

(b)      "Matching Contribution Account" means that portion of the Member's
         Account attributable to the Matching Contributions made on the Member's behalf by a Participating Employer and the earnings or losses thereon.

(c) "Rollover Account" means that portion of the Member's Account attributable to the Member's Rollover Contributions, if any, and the earnings or losses thereon.

1.02     AFFILIATED COMPANY

"Affiliated Company" means any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

1.03     BASIC CONTRIBUTIONS

"Basic Contributions" means the contributions made by a Participating Employer on behalf of a Member pursuant to the Member's election to defer Compensation under Section 4.01.

1.04     BENEFICIARY

"Beneficiary" means any person entitled to receive payment of a Member's Account pursuant to Section 12.04 as a result of the death of the Member.

1.05     BENEFITS COMMITTEE

"Benefits Committee" means the Benefits Committee appointed by the Board of Directors of the Company.

1.06     BOARD OF DIRECTORS

"Board of Directors" means the Board of Directors of the Company.

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1.07     CATCH-UP CONTRIBUTIONS

"Catch-up Contributions" means the contributions made by a Participating
Employer on behalf of a Member pursuant to the Member's election to defer
Compensation under Section 4.02.

1.08     CODE

"Code" means the Internal Revenue Code of 1986, as amended.

1.09     COMPANY

"Company" means Datascope Corp. or any successor by merger, consolidation or sale of assets.

1.10     COMPANY STOCK

"Company Stock" means any stock of the Company which is a "qualifying employer security" within the meaning of Section 407(d)(5) of ERISA.

1.11     COMPENSATION

"Compensation" means a Member's wages as defined in Section 3401(a) of the Code
(for purposes of income tax withholding) for any Plan Year determined without regard to any rules that limit remuneration included in wages based on the nature or location of the employment or the services performed, subject to the following inclusions and exclusions:

(a) including employer contributions made pursuant to a compensation reduction agreement which are not includible in the gross income of a Member under Sections 125, 132(f)(4), 402(a)(8), 402(h) or 403(b) of
         the Code; and

(b) excluding any wages attributable to periods prior to the effective date of Member's participation in the Plan.

The maximum amount of Compensation that may be taken into account in any Plan
Year shall not exceed the dollar limitation contained in Section 401(a)(17) of the Code in effect as of the beginning of the Plan Year.

1.12     ELIGIBLE EMPLOYEE

"Eligible Employee" means any Employee employed by a Participating Employer who has attained age 21 but excluding

(a) Any individual who is covered by a collective bargaining agreement to which a Participating Employer is a party, and which agreement does not provide for participation in the Plan.

(b) Except as otherwise provided by the Plan Administrator, any individual who is a nonresident alien (within the meaning of Section 7701(b) of the Code) and who does not receive any earned income from a Participating Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

(c)      Any individual who is a "leased employee" within the meaning of Section
         414(n)(2) of the Code.


(d) Any individual who is a "payroll service or agency employee". For purposes of this paragraph (d), the term "payroll service or agency employee" means an individual (i) for whom the direct payor of compensation with respect to the performance of services for a Participating Employer is any outside entity, including but not limited to a payroll service or temporary employment agency, rather than by the Participating Employer's internal corporate payroll system; or (ii) who is paid directly by a Participating Employer, but not through an internal corporate payroll system (e.g., through purchase order accounts); or (iii) designated by a Participating Employer as an independent contractor, either through the terms of an agreement with such individual or otherwise. The determination whether an individual is a "payroll service or agency employee" shall be made by the Plan Administrator, in its sole discretion, based solely upon these criteria, without regard to whether the individual is considered a common law employee of a Participating Employer for any other purpose.

1.13     EMPLOYEE

"Employee" means any individual who is a common law employee or a "leased employee" (within the meaning of Section 414(n)(2) of the Code) of the Company or any Affiliated Company.

1.14     ENTRY DATE

"Entry Date" means the first day of any calendar month.

1.15     ERISA

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.16     FULL-TIME EMPLOYEE

"Full-Time Employee" means an Employee who is regularly scheduled to work 30 or more hours per week. The term "Full-Time Employee" does not include any Employee who is regularly scheduled to work less than 30 hours per week or who has been hired to fulfill a temporary assignment of a non-recurring nature.

1.17     INVESTMENT FUND

"Investment Fund" means one or more of the investment vehicles made available to Members for investment of their Accounts pursuant to Article 8.

1.18     MATCHING CONTRIBUTIONS

"Matching Contributions" means the contributions made by an Employer on behalf of Members as described in Section 5.01.

1.19     MEMBER

"Member" means any Eligible Employee or former Eligible Employee who has met the participation requirements set forth in Article 3.

1.20     MEMBER SHARES

"Member Shares" means the shares of Company Stock which are allocated to a Member's Account.

1.21     PARTICIPATING EMPLOYER

"Participating Employer" means (a) the Company and (b) any Affiliated Company which is designated as a Participating Employer by the Board of Directors and which has adopted the Plan by proper corporate action.

1.22     PLAN

"Plan" means the Datascope Corp. 401(k) Savings and Supplemental Retirement
Plan.

1.23     PLAN ADMINISTRATOR

"Plan Administrator" means the Company or such other person or committee as may be appointed from time to time by the Board of Directors to administer the Plan in accordance with Article 13.

1.24     PLAN YEAR

"Plan Year" means the calendar year.

1.25     ROLLOVER CONTRIBUTION

"Rollover Contribution" means the contribution made to the Plan by an Eligible Employee pursuant to Section 4.03 of all or part of the amount distributed to the Eligible Employee from another qualified plan.

1.26     TOTAL DISABILITY

"Total Disability" means a Member's total disability as determined for purposes of the Member's qualification to receive Social Security disability benefits.

1.27     TRUST AGREEMENT

"Trust Agreement" means the agreement between the Company and the Trustee under which the assets are held, administered and managed.

1.28     TRUST FUND

"Trust Fund" means all assets under the Plan held by the Trustee.

1.29     TRUSTEE

"Trustee" means any person, bank, or such other trustee or trustees under the Trust Agreement as may be appointed by the Board of Directors to hold, invest and disburse the funds of the Plan.

1.30     VALUATION DATE

"Valuation Date" means the last day of each calendar quarter and such other dates as may be selected by the Plan Administrator for valuing the Trust Fund.

            ARTICLE 2. DEFINITIONS AND RULES FOR DETERMINING SERVICE


2.01     APPROVED ABSENCE

"Approved Absence" means an Employee's approved leave of absence from employment with the Company or an Affiliated Company because of military service, illness, disability, pregnancy, educational pursuits, service as a juror, or temporary employment with a government agency, or other leave of absence approved by the Company or Affiliated Company. An Approved Absence also includes any leave of absence in accordance with the requirements of the Family and Medical Leave Act of 1993. The Company or Affiliated Company shall determine the first and last days of any Approved Absence.

2.02     BREAK-IN-SERVICE

"Break-in-Service" means --

(a) For eligibility purposes, means an Eligibility Computation Period in which an Employee fails to complete more than five hundred (500) Hours of Service with the Company or any Affiliated Company. Solely for purposes of determining whether an Employee has a Break-in-Service Hours of Service shall be recognized during an Approved Absence or a Maternity/Paternity Absence. During such absence, the Employee shall be credited with the Hours of Service which would have been credited but for the absence, or, if such hours cannot be determined, with eight hours per day.

(b) For vesting purposes, a continuous period of at least twelve (12) consecutive months beginning on an Employee's Severance Date during which the Employee does not perform an Hour of Service for a Participating Employer or a Affiliated Company. Notwithstanding the foregoing, in the case of an individual who is absent from work due to a Maternity/Paternity Absence, the twelve (12) consecutive month period beginning on the first anniversary of the first date of the Maternity/Paternity Absence shall not constitute a Break-in-Service.

2.03     ELIGIBILITY COMPUTATION PERIOD

"Eligibility Computation Period" means (a) the 12-consecutive month period beginning on an Employee's Employment Commencement Date, or (b) in the case of an Employee who fails to complete 1,000 or more Hours of Service during his or her first Eligibility Computation Period, any 12-consecutive month period beginning on the anniversary of his or her Employment Commencement Date.

2.04     EMPLOYMENT COMMENCEMENT DATE

"Employment Commencement Date" means the first day on which an Employee first performs an Hour of Service for the Company or an Affiliated Company.

2.05     HOURS OF SERVICE

"Hour of Service" means

(a) Each hour for which an Employee is directly paid, or entitled to payment, for the performance of duties for a Participating Employer or an Affiliated Company. These hours shall be credited to the Employee for the computation period in which the duties are performed.

(b) Each hour for which an Employee is directly paid, or entitled to payment, by a Participating Employer or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 hours of service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

(c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Participating Employer or an Affiliated Company. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

(d) Hours of Service also shall include a leave of absence in accordance with the requirements of the Family and Medical Leave Act of 1993. During this absence, the Employee shall be credited with the Hours of Service which have been credited but for such absence, or, if such hours cannot be determined, with eight hours per day.

2.06     MATERNITY/PATERNITY ABSENCE

"Maternity/Paternity Absence" means an absence from work by reason of the Employee's pregnancy, birth of a child of the Employee, placement of a child with the Employee in connection with adoption, or any absence for purposes of caring for such a child for a period immediately following such birth or placement.

2.07     SEPARATION FROM SERVICE

"Separation from Service" means the earlier of

(a) the date on which an Employee terminates employment with the Company or an Affiliated Company for any reason including death, Total Disability, retirement, or other termination whether voluntary or involuntary; or

(b) the twelve (12) month anniversary of the date on which an Employee is otherwise absent from employment with the Company or an Affiliated Company for any reason other than quit, retirement, discharge, or an Approved Absence. An Employee who fails to return to employment after the expiration of an Approved Absence shall be deemed to have a Separation from Service on the earlier of (i) the date the Approved Absence expired, or (ii) the first anniversary of the date such Approved Absence began.

2.08     SERVICE

"Service" means a period of employment with the Company or an Affiliated Company beginning with an Employee's Employment Commencement Date and ending on a Separation from Service date.

2.09     CREDITED SERVICE

"Credited Service" means the periods of service credited to an Employee pursuant to this Section for purposes of determining his or her vested interest in his or her Account.

(a)      Except as provided in paragraph (b) below,

         An Employee shall receive credit for the aggregate of all periods of Service (computed in whole years and days) without regard to whether such periods are completed consecutively;

         An Employee also will be credited with Credited Service for the period following his or her Separation from Service date if the Employee is credited with an Hour of Service before he or she incurs a Break-in-Service; and

         (i) except as otherwise authorized by the Board of Directors, an Employee shall not receive credit for any period of employment
                  (A) with an employer which is not an Affiliated Company, or
                  (B) with an employer prior to the date on which such employer becomes an Affiliated Company.

(b) If a former Employee is reemployed by the Company or an Affiliated Company after a Break-in-Service, the following special rules shall apply in determining his or her Credited Service:

         (i) If the Employee is reemployed before he or she incurs a 5-year Break-in-Service, both pre-break and post-break Service will be counted in determining his or her Vesting Service.

         In the case of Participant who is reemployed after he or she incurs a 5-year Break-in-Service and who did not have any vested interest in his or her Account (or he or she is reemployed prior to such occurrence but does not make the repayment provided for in Section 10.04) all Service after such Break-in-Service will be disregarded for the purposes of vesting the pre-break account balance, but both pre-break and post-break Service will count for purposes of vesting the account balance that accrues after such break.

                       ARTICLE 3. MEMBERSHIP IN THE PLAN


3.01     PARTICIPATION REQUIREMENTS

Each Eligible Employee who is not described in Section 3.01 shall become a Member in the Plan as follows:

(a) Basic Contributions - Full-Time Employees. Each Eligible Employee who is classified as a Full-Time Employee shall be eligible to elect to have Basic Contributions made on his or her behalf commencing on the first Entry Date coincident with or next following the date on which he or she first completes 30 days of continuous employment. Such Employee shall become a Member with respect to Basic Contributions by making an election in accordance with the requirements of Section 3.01.

(b) Basic Contributions - Part-Time Employees. Each Eligible Employee who is not classified as a Full-Time Employee shall be eligible to elect to have Basic Contributions made on his or her behalf commencing on the first Entry Date coincident with or next following the last day of an Eligibility Computation Period during which he or she has completed 1,000 or more Hours of Service. Such Employee shall become a Member with respect to Basic Contributions by making an election in accordance with the requirements of Section 3.01.

(c) Matching Contributions. Each Eligible Employee shall become eligible for Matching Contributions commencing on the first anniversary of his or her date of hire.

(d) Rollover Contributions. Each Eligible Employee shall be eligible to make a Rollover Contribution commencing on his or her date of hire.

3.02     PARTICIPATION FOLLOWING BREAK-IN-SERVICE

(a) If an Employee has a Break-in-Service after he or she satisfied the participation requirements set forth in Section 3.01 and he or she is later reemployed as an Eligible Employee, he or she shall be eligible to elect to have Basic Contributions made on his or her behalf commencing at the time of his or her reemployment.

(b) If an Employee has a Break-in-Service before he or she satisfies the eligibility requirements set forth in Section 3.01 and he or she is later reemployed as an Eligible Employee, he or she shall be treated as a new employee at the time of his or her reemployment for purposes of applying the participation requirements in Section 3.01.

3.03     PARTICIPATION UPON RETURN TO ELIGIBLE CLASS

(a) In the event a Member ceases to be an Eligible Employee, such person will be eligible to elect to have Basic Contributions made on his or her behalf commencing immediately upon again becoming an Eligible Employee.

(b) In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such Employee will participate immediately if such Employee has satisfied the participation requirements of Section 3.01 and would have otherwise previously become a Member.

3.04     CESSATION OF PARTICIPATION

An individual will cease to be eligible to participate in the Plan with respect to Basic Contributions, Matching Contributions, Profit Sharing Contributions and Rollover Contributions as of the earliest of (a) the date on which he or she ceases to be an Eligible Employee, or (b) his or her Separation from Service date. After such date, he or she shall continue to be a Member only with respect to the allocation of earnings, losses and expenses made in accordance with
Article 7 until the balance credited to his or her Account is distributed.

                        ARTICLE 4. MEMBER CONTRIBUTIONS


4.01     BASIC CONTRIBUTIONS

(a) A Member may elect to have Basic Contributions made on his or her behalf in an amount equal to a full percentage of his or her Compensation from 1 percent (1%) to 15 percent (15%) or such other percentage as may be established by the Plan Administrator. Such contributions shall made by the Participating Employer as a reduction in the Compensation that would otherwise be payable to the Member.

(b) A Member may change his or her election with respect to Basic Contributions effective as of the next payroll period.

(c) A Member's election to have Basic Contributions made on his or her behalf, or to change or revoke his or her election, shall be made in the form, manner, and in accordance with the notice requirements, prescribed by the Plan Administrator.

(d) Basic Contributions shall be transferred by a Participating Employer to the Trust Fund as soon as practicable, but in no event later than event later than required by Section 2510.3-102 of the DOL Regulations.

(e) Basic Contributions shall be subject to the applicable limitations set forth in Article 6. The Plan Administrator may reject, amend or revoke the election of any Member at any time if the Plan Administrator determines that such change or revocation is necessary to insure that the limitations of Article 6 are not exceeded.

4.02     CATCH-UP CONTRIBUTIONS

(a) Effective for Plan Years beginning on and after January 1, 2002, a Member who attains age 50 before the close of the Plan Year may elect to make Catch-up Contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such contributions shall be made by the Participating Employer as a reduction in the Compensation that would otherwise be payable to the Member.

(b) A Member's election to have Catch-up Contributions made on his or her behalf, or to change or revoke his or her election, shall be made in the form, manner, and in accordance with the notice requirements, prescribed by the Administrator.

(c) Catch-up Contributions shall be transferred by a Participating Employer to the Trust Fund as soon as practicable, but in no event later than event later than required by Section 2510.3-102 of the DOL Regulations.

(d) Catch-up Contributions shall not be taken into account for purposes of the limitations set forth in Article 6.

4.03     ROLLOVER CONTRIBUTIONS

(a) An Eligible Employee, subject to approval of the Plan Administrator, may at any time contribute to the Trust Fund all or a portion of the cash, or such other property acceptable to the Plan Administrator, that is distributable to him or her from another Eligible Retirement Plan under circumstances meeting the rollover distribution requirements of
         Section 402(c) of the Code. Such Rollover Contribution must be made no later than sixty (60) days following the date on which the Eligible Employee receives distribution from the Eligible Retirement Plan.

(b) The Plan Administrator may require such assurances and certifications as it may deem necessary to determine whether the amounts to be rolled over in fact meet the rollover treatment requirements of the Code and will not affect the qualification of the Plan under Section 401(a) of the Code.

                       ARTICLE 5. EMPLOYER CONTRIBUTIONS


5.01     MATCHING CONTRIBUTIONS

(a) For each Plan Year, each Participating Employer shall make a contribution to the Trust Fund in such amount as may be determined from time to time by the Board of Directors in its sole discretion.

(b) The amount of the Matching Contribution to be allocated to each eligible Member's Account for a Plan Year shall be equal to such dollar amount, such percentage of a Member's Basic Contributions (and Catch-up Contributions, if any), or any combination thereof, as may be determined by the Plan Administrator in its sole discretion.

(c) Matching Contributions made on behalf of any Member shall be subject to the applicable limitations set forth in Article 6.

5.02     TRANSFER OF FUNDS

Matching Contributions shall be paid by a Participating Employer in cash to the Trust Fund not later than the due date (including extensions) prescribed by law for filing the Employer's federal income tax return for the Participating Employer's taxable year for which the Matching Contributions are claimed as an income tax deduction.

                    ARTICLE 6. LIMITATIONS ON CONTRIBUTIONS


6.01     DEFINITIONS

The following definitions shall apply for purposes of this Article 6:

(a)      "Annual Addition" means the contributions and forfeitures described in
         Section 415(c)(2) of the Code.

(b) "Elective Deferrals" means the sum of all employer contributions made on behalf of a Member pursuant to an election to defer under any qualified cash or deferred arrangement described in Section 401(k) of the Code, any salary reduction simplified employee pension described in
         Section 408(k)(6), any SIMPLE IRA Plan described in Section 408(p), any eligible deferred compensation plan under Section 457, any plan described under Section 501(c)(18), and any employer contributions made on the behalf of a Member for the purchase of an annuity contract under
         Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

(c) "Excess Elective Deferrals" means those Elective Deferrals that are includible in a Member's gross income under Section 402(g) of the Code to the extent such Member's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section.

(d) "Highly Compensated Employee" means effective for Plan Years beginning after December 31, 1996:

         (i) any Employee who was a 5-percent owner at any time during the Plan Year or the preceding Plan Year; or

         (ii) any Employee who during the preceding Plan Year, (i) received compensation in excess of the dollar limitation set forth in
                  Section 414(q)(1)(B) of the Code in effect at the beginning of such year, and (ii) if the Company elects, was a member of the top-paid 20% of Employees during such Plan Year.

(e)      "Limitation Year" means the Plan Year.

(f) "Non-highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

6.02     MAXIMUM ANNUAL LIMITATION ON ELECTIVE DEFERRALS

(a) In no event shall a Member's Basic Contributions made under the Plan, or any other Elective Deferrals made under any other qualified cash or deferred arrangement described in Section 401(k) of the Code maintained by the Company or any Affiliated Company, during any calendar year exceed the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such year.

(b) A Member may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Member by notifying the Administrator on or before March 1 of the amount of the Excess Elective Deferrals to be assigned to the plan. A Member is deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Company or any Affiliated Company.

(c) Notwithstanding any other provision of the plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Member to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

6.03     LIMITATIONS ON BASIC CONTRIBUTIONS APPLICABLE TO HIGHLY
         COMPENSATED EMPLOYEES

(a) In no event shall Basic Contributions made on behalf of Members who are Highly Compensated Employees for the Plan Year exceed the amount permitted under the Actual Deferral Percentage Test as set forth in
         Section 401(k)(3) of the Code, Section 1.401(k)-1(b) of the Income Tax Regulations and any guidance issued by the Internal Revenue Service under Section 401(k)(3). For this purpose, the Actual Deferral Percentage Test shall be determined under the current year testing method.

(b) The limitations set forth in this Section 6.03 shall be determined after application of the annual dollar limitations set forth in Section 6.02.

6.04 LIMITATIONS ON MATCHING CONTRIBUTIONS APPLICABLE TO HIGHLY COMPENSATED EMPLOYEES

(a) In no event shall Matching Contributions made on behalf of Members who are Highly Compensated Employees for the Plan Year exceed the amount permitted under the Actual Contribution Percentage Test as set forth in
         Section 401(m)(2) of the Code, Section 1.401(m)-1(b) of the Income Tax Regulations and any guidance issued by the Internal Revenue Service under Section 401(m)(2). For this purpose, the Actual Contribution Percentage Test shall be determined under the current year testing method.

(b) The limitations set forth in this Section 6.04 shall be determined after application of the annual dollar limitations set forth in Section 6.02.

6.05     COMBINED LIMITATIONS ON BASIC CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

(a) Effective for Plan Years beginning prior to January 1, 2002, in no event shall the Basic Contributions and Matching Contributions for Members who are Highly Compensated Employees for the Plan Year exceed the multiple use limitation as set forth in Section 1.401(m)-2 of the Income Tax Regulations and any guidance issued by the Internal Revenue Service under Section 401(m)(9). For this purpose, the multiple use limitation shall be determined under the current year testing method.

(b) The limitations set forth in this Section 6.05 shall be determined after application of the limitations set forth in Sections 6.03 and 6.04.

6.06     CORRECTION OF EXCESS BASIC CONTRIBUTIONS AND EXCESS MATCHING
         CONTRIBUTIONS

In the event that any of the limitations set forth in Section 6.03, 6.04, and
6.05 are exceeded for any Plan Year, the Plan Administrator shall take one or more (either alone or in combination) of the following corrective actions no later than the last day of the following Plan Year:

(a) Notwithstanding any other provision of this Plan, excess Basic Contributions with respect to a Plan Year shall be treated as follows:

         (i) Excess Basic Contributions, plus any income or minus any loss allocable thereto, shall be distributed to Members on whose behalf such excess contributions were made.

         (ii) If a Member is eligible to make Catch-up Contributions with respect to the Plan Year, excess Basic Contributions shall be recharacterized as Catch-up Contributions to the extent that the Member has not made the maximum amount of Catch-up Contribution permissible for the Plan Year.

         The amount of a Member's excess Basic Contributions shall be determined in accordance with the procedures set forth in Appendix A.

(b) Notwithstanding any other provision of this Plan, excess Matching Contributions with respect to a Plan Year, plus any income or minus any loss allocable thereto, shall be treated as follows:

         (i) To the extent not yet vested, such excess contributions shall be treated as forfeitures with respect to Members on whose behalf such excess contributions were made. Amounts forfeited pursuant to this Section 6.06(b) shall be applied to reduce employer contributions in accordance with Section 9.05.

         (ii) If not forfeitable, such excess contributions shall be distributed to Members on whose behalf such excess contributions were made.

         The amount of a Member's excess Matching Contributions shall be determined in accordance with the procedures set forth in Appendix A.

(c) The Employer may make "Qualified Nonelective Contributions" (within the meaning of Section 1.401(k)-1(g)(7) of the Income Tax Regulations) to the Plan on behalf of Members who are Non-highly Compensated Employees for such Plan Year. In such event, Qualified Nonelective Contributions shall be allocated in a manner that the Plan Administrator determines meets the requirements of Section 401(a)(4) of the Code and the regulations promulgated thereunder.

6.07     FORFEITURE OF MATCHING CONTRIBUTIONS

Notwithstanding anything in this Plan to the contrary, Matching Contributions shall be forfeited to the extent that such contributions relate to excess Basic Contributions made on behalf of a Member. Any Matching Contributions forfeited pursuant to this Section shall be used to pay administrative expenses of the Plan and/or reduce the amount of Matching Contributions in succeeding Plan Years.

6.08     LIMITATION ON ALLOCATION OF CONTRIBUTIONS APPLICABLE TO ALL MEMBERS

In no event shall the Annual Additions allocated to a Member's Account for a Limitation Year exceed the amount permitted under Section 415(c) of the Code.

6.09     REDUCTION OF EXCESS ANNUAL ADDITIONS

(a) Subject to paragraph (b) below, if the contributions and forfeitures that would otherwise be contributed or allocated to the Member's Account would cause the Annual Additions for the Limitation Year to exceed the limitation set forth in Section 6.08, the amount contributed or allocated will be reduced as follows so that the Annual Additions for the limitation year will equal the maximum permissible amount.

         (i) The excess amount shall be reduced by reducing contributions and forfeitures allocable to the Member to the extent necessary in the following order:

                  (A) First, the amount of the Member's Basic Contributions that have not been matched (and attributable earnings) shall be reduced.

                  (B) Second, the amount of the Member's Basic Contributions that have been matched (and attributable earnings), and the Matching Contributions attributable to such Pre-Tax Contributions (and attributable earnings), shall be reduced pro rata.

         (ii) Any reduction of Basic Contributions (plus earnings thereon) shall be paid to the Member as soon as administratively feasible.

         (iii) Any reduction of Matching Contributions will be held unallocated in a suspense account subject to the following rules:

                  (A) The suspense account shall be applied to reduce future Matching Contributions in the next Limitation Year, and each succeeding Limitation Year if necessary. Such suspense account will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Members' Accounts before any employer or any employee contributions may be made to the plan for that limitation year.

                  (B) Amounts held in a suspense account may not be distributed to Members or former Members. Notwithstanding anything contained herein or in the Trust Agreement to the contrary, if the Plan is terminated while there remains a balance in a suspense account, such amounts shall be paid to the Participating Employer which contributed said amounts.

(b) If a Member also is covered under another defined contribution plan, a welfare benefit fund (as defined in Section 419(e) of the Code), or an individual medical account (as defined in Section 415(l)(2) of the Code), maintained by a Section 415 Employer, and if the Annual Additions for the Limitation Year exceed the limitation set forth in
         Section 6.08, the excess amount shall be reduced by reducing contributions and forfeitures allocable to the Member to the extent necessary in the following order:

         (i) First, employee contributions made by the Member for the Limitation Year under all of the defined contribution plans other than the Plan and the income attributable thereto shall be returned to the Member.

         (ii) Second, elective contributions made on the Member's behalf for the Limitation Year under all such other plans and the income attributable thereto to the extent necessary on a pro rata basis among all of such plans.

         (iii) Third, the reduction procedure set forth in paragraph (a) above shall be applied to eliminate any such excess.

         (iv) Finally, the portion of the employer contributions and of forfeitures for the Limitation Year under all such other plans that has been allocated to the Member thereunder, but which exceeds the limitation set forth in Section 6.08, shall be deemed a forfeiture for the Limitation Year and shall be disposed of as provided in such other plans; provided, however, that if the Member is covered by a money purchase pension plan, the forfeiture shall be effected first under any other defined contribution plan that is not a money purchase pension plan and, if the limitation is still not satisfied, then under such money purchase pension plan.

6.10     COVERAGE UNDER DEFINED BENEFIT PLAN PRIOR TO JANUARY 1, 2000

Effective for Limitation Years beginning prior to January 1, 2000, in any case in which a Member is participating in both defined benefit and defined contribution plans maintained by a Section 415 Employer, the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) for any Limitation Year for each such Member may not exceed 1.0. If such limitation is exceeded, then the Member's accrued benefit under such defined benefit plan shall be reduced to the extent necessary so that such fraction does not exceed 1.0.

6.11     DEDUCTION LIMITATION APPLICABLE TO EMPLOYER CONTRIBUTIONS

In no event shall the amount of Employer contributions for any Plan Year exceed the amount deductible with respect to such Plan Year under Section 404 of the Code.

                          ARTICLE 7. MEMBERS' ACCOUNTS


7.01     SEPARATE ACCOUNTS

An Account in the Trust Fund shall be established and maintained for each Member. The records of each such Account shall reflect the manner in which each Account is invested and the value of such investments, any withdrawals by or distributions to the Member or other persons, any charges or credits made to such Account, and such other information as the Plan Administrator or the Trustee may deem appropriate.

7.02     CONTRIBUTIONS TO ACCOUNT

All contributions made by the Employer on behalf of a Member or made by a Member on his or her own behalf, shall be paid to the Trustee and shall be allocated to the Member's Account in accordance with the provisions of this Plan.

7.03     VALUATION OF ACCOUNTS

The value of each Member's Account shall be determined as of each Valuation Date, at which time the Administrator shall adjust the balance of each Member's Account to reflect any of the following which have occurred since the last Valuation Date:

(a) contributions, withdrawals, distributions and other charges or credits attributable to the Member's Account;

(b) the net earnings, gains, losses and expenses and any appreciation or depreciation in market value of the Investment Funds selected by the Member for investment of his or her Account; and

(c) with respect to any amounts credited to the Member's Account which are not invested in any of the Investment Funds, the net increase or decrease, as the case may be, in the value of the Trust Fund due to investment earnings, gains or losses and any expenses of the Trust Fund, which adjustment shall be made in the same proportion that the balance in the Member's Account as of the last Valuation Date (reduced by any withdrawals, distributions or transfers from such Account since the last Valuation Date and by the principal amount of all outstanding loans to such Member) bore to the total balance of all Members' Accounts (as so reduced) as of such last Valuation Date.

                ARTICLE 8. TRUST FUND AND INVESTMENT OF ACCOUNTS


8.01     TRUST FUND AND TRUSTEES

The Company may execute a Trust or Trusts with a Trustee or Trustees to establish a Trust Fund under the Plan. Any Trust Agreement is designated as, and shall constitute, a part of this Plan and all rights which may accrue to any person under the Plan shall be subject to the terms and conditions of such Trust Agreement. The Company may modify the Trust Agreement from time to time to accomplish the purposes of the Plan.

8.02     INVESTMENT FUNDS

(a) The Plan Administrator shall select such investment vehicles as it determines appropriate to meet the requirements of Section 404(c) of ERISA and the regulations thereunder relating to the investment of Members' Accounts at the direction of the Members. The Plan Administrator may select such additional investment vehicles as it determines appropriate for the investment of Members' Accounts.

(b) The Plan Administrator may prescribe such rules and restrictions on the investment of Members' Accounts in any such investment vehicle as it deems appropriate.

(c) In the event that the fees of any investment manager or investment advisor are attributable to a particular investment vehicle, the Plan Administrator may, in its discretion, determine how such expenses shall be allocated among Members' Accounts.

8.03     INVESTMENT DIRECTION

(a) The Plan Administrator, or its designees, shall provide Members with such information and materials with respect to the Investment Funds as may be required by Section 404(c) of ERISA.

(b) A Member shall have the right to direct the Plan Administrator to invest his or her Account in any of the Investment Funds. A Member's investment direction (or any change in his or her investment direction) shall be made in the manner and in such form as the Plan Administrator shall direct.

(c) A Member's investment election (or any change in his or her investment election) shall be made in increments of 1 percent (1%).
         Notwithstanding the foregoing, a Member may not elect to have more than 25% of his or her Account invested in Company Stock.

(d) A Member's investment election shall remain in effect until the Member properly files a change of election with the Plan Administrator. In the event that any Member shall not have directed the investment of all or a portion of the balance in his or her account at any time, the Member shall be deemed to have directed that such balance be invested in a money market (or equivalent) fund and such assets shall remain in such Investment Fund until such time as the Member directs otherwise.

(e) A Member may change his or her investment election with respect to existing investments at any time. Such change must be made in accordance with such methods as may be established by the Plan Administrator in accordance with the requirements of Section 404(c) of ERISA.

8.04     INSIDER TRADING RESTRICTIONS

Effective September 1, 1993, the following rules shall apply to any Member who is subject to the insider trading restrictions of Section 16(b) of the Securities Exchange Act of 1934:

(a) Notwithstanding Section 8.03, a Member described in this Section 8.04 may make an election to transfer funds from investments in Company Stock only once in any 6-month period and such election may be made only during the 10-day period beginning on the third business day following the date of release by the Company of the quarterly financial data specified in SEC Regulation ss. 16b-3(e)(1)(ii).

(b) In the event that a Member described in this Section 8.04 makes a withdrawal pursuant to Article X, all or a portion of which is attributable to Company Stock, then such Member shall be subject to the investment election and transfer restrictions set forth in SEC Regulation ss. 16b-3(d).

8.05     VOTING AND TENDERING OF COMPANY STOCK

(a) Members' Stockholder Rights. Each Member or Beneficiary who has shares of Company Stock allocated to his or her Accounts, whether or not vested, shall have the right to direct the Trustee, or any other person who is designated by the Company as a "named fiduciary" (within the meaning of Sections 402(a)(2) and 403(a)(1) of ERISA) for purposes of this Section 8.05 (the "Designated Named Fiduciary"), as to the exercise of voting, tender, and other stockholder rights with respect to such Member Shares.

(b) Action on Members' Instructions. The Trustee or the Designated Named Fiduciary shall exercise voting, tender, and other stockholder rights in accordance with the instructions received from Members with respect to their Member Shares. For this purpose, the Trustee or Designated Named Fiduciary shall combine fractional shares and exercise rights with respect to such shares to the extent possible to reflect the instructions of the Members.

(c) Action Where No Timely or Valid Instructions Received. In the event that a Member fails to provide timely or valid instructions as to how rights with respect to his or her Member Shares shall be exercised, the Designated Named Beneficiary shall exercise, or instruct the Trustee to exercise, rights with respect to such Member Shares, as the Designated Named Fiduciary, in its sole discretion, determines appropriate and in accordance with its fiduciary obligations under ERISA.

(d) Treatment of Unallocated Shares. In the case of Company Stock held by the Trust which are not allocated to Members' Accounts, the Designated Named Beneficiary shall exercise, or instruct the Trustee to exercise, rights with respect to such unallocated shares as the Designated Named Fiduciary, in its sole discretion, determines appropriate and in accordance with its fiduciary obligations under ERISA.

(e) Confidentiality of Information. All information and instructions received from Members or Beneficiaries with respect to the exercise of voting, tender, and other stockholder rights shall be held in the strictest confidence by the Designated Named Fiduciary and the Trustee, except to the extent necessary to comply with federal laws or state laws not preempted by ERISA.

                       ARTICLE 9. VESTING AND FORFEITURE


9.01     BASIC CONTRIBUTION ACCOUNT AND ROLLOVER ACCOUNT

A Member's interest in his or her Basic Contribution Account and Rollover Account, if any, shall be fully vested and nonforfeitable at all times.

9.02     MATCHING CONTRIBUTION ACCOUNT

(a) Upon a Member's Total Disability, death or attainment of age 65 while an Employee, his or her interest in his or her Matching Contribution Account, shall be fully vested and nonforfeitable.

(b) If a Member's Separation from Service occurs before age 65 for any reason other than Total Disability or death, his or her vested interest in his or her Matching Contribution Account shall be determined in accordance with the following schedule:

         -----------------------------------------------------------------------
                   Years of Credited Service                    Vested Interest
         -----------------------------------------------------------------------
                       Less than 2 Years                               0%
                 After 2 Years but less than 3                        25%
                 After 3 Years but less than 4                        50%
                 After 4 Years but less than 5                        75%
                     After 5 or more Years                           100%
         -----------------------------------------------------------------------

9.03     FORFEITURE

If a Member who is not 100% vested in his or her Account,

(a) has a Separation from Service and receives (or is deemed to receive) a distribution of his or her entire vested balance of his or her Account, or

(b)      incurs a 5 year Break-in-Service,

then the nonvested portion of his or her Account, if any, will be treated as a forfeiture.

For purposes of this Section 9.03, if the value of a Participant's vested Account is zero, then such Participant shall be deemed to have received a distribution of his or her entire vested account balance as of his or her Separation from Service date.

9.04     RESTORATION OF FORFEITURES

A former Member who forfeited the non-vested portion of his or her Matching Contribution Account in accordance with Section 10.03 and who is reemployed by a Participating Employer or a Related Company shall have such forfeited amounts recredited to his or her Account, without adjustment for interim gains or losses experienced by the Trust, if:

(a) he or she returns to employment with a Participating Employer or a Related Company before the end of the 5-year period beginning on the later of his or her Separation from Service date or the date he or she received distribution of his or her vested interest in his or her Account; and

(b) if he or she received distribution of his or her vested interest in his or her Account, he or she repays to the Plan the full amount of such distribution before the end of the 5-year period beginning on the date he or she is reemployed.

A Participant who does not satisfy these requirements or who is reemployed after the occurrence of 5 year Break-in-Service shall not have any restoration rights with respect to the previously forfeited balance in his or her Matching Contribution Account.

9.05     APPLICATION OF FORFEITURES

(a) Forfeitures shall be used to pay administrative expenses of the Plan and/or to reduce the amount of Matching Contributions which are to be made by a Participating Employer for the current or following Plan Year.

(b) If an amount must be restored to a reemployed Member's Matching Contribution Account in accordance with Section 9.04, such restoration shall be made, as directed by his or her Participating Employer, from forfeitures attributable to, or net income of the Trust which would otherwise by allocated to Members employed by such Participating Employer, and/or from a contribution made by such Participating Employer for that purpose.

9.06     CHANGE IN VESTING SCHEDULE

If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the calculation of a Member's vested interest in his or her Matching Contribution Account, each Member with at least three (3) years of Credited Service may elect to have his or her vested interest calculated under the Plan without regard to such amendment or change. A Member's election under this section must be made during the period beginning with the date the amendment is adopted or deemed to be made and ending on the latest of:

(a)      sixty (60) days after the amendment is adopted;

(b)      sixty (60) days after the amendment becomes effective; or

(c) sixty (60) days after the Member is issued written notice of the amendment by the Company.

                          ARTICLE 10. LOANS TO MEMBERS


10.01    GENERAL

All Members who are Eligible Employees shall be eligible to receive loans from the Plan. The Plan Administrator shall prescribe the terms and conditions for making loans to Members from their Accounts consistent with the provisions of this Article and the prohibited transaction exemption requirements of the Code and ERISA and other applicable law.

10.02    MAXIMUM LOAN AMOUNT

In no event shall any loan made pursuant to this Article 10 be in an amount which would cause the outstanding aggregate balance of all loans made to the Member under this Plan and all other qualified plans maintained by the Company or any Affiliated Company to exceed the lesser of (a) or (b):

(a)      $50,000 reduced by the excess (if any) of

         (i) the highest outstanding balance of loans from the Plan to the Member during the one-year period ending on the day before the date the loan is made, over

         (ii) the outstanding balance of loans from the Plan to the Member on the date the loan is made; or

         (b) 50% of the current balance of the vested portion of the Member's Account, determined as of the date on which the loan is approved.

10.03    LOAN TERMS

Loans shall be made to Members in accordance with the following terms:

(a) A loan to a Member shall be evidenced by the Member's recourse promissory note in the form prescribed by the Plan Administrator.

(b) The period for repayment of a loan shall not exceed 5 years; provided, however, that a loan used to acquire a dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the Member's principal residence may be repaid over a period of up to 15 years.

(c) Interest shall be charged on the loan at a reasonable rate to be determined by the Plan Administrator at the time the loan is made.

(d) The following rules shall apply to loan repayments on principal and interest:

         (i) Except as otherwise provided in this subsection, loan repayments shall be amortized in level payments over payment periods to be determined by the Plan Administrator in its discretion, but not less frequently than quarterly, over the term of the loan.

         (ii) In the event that a Member is on an Approved Absence, loan repayments may be suspended under this Plan as permitted under
                  Section 72(p) of the Code and Section 1.72(p)-1 of the Income Tax Regulations as applicable to leaves of absence, Section 414(u)(4) of the Code as applicable to qualified military service, and any guidance issued by the Internal Revenue Service under such provisions.

10.04    COLLATERAL

Notwithstanding anything to the contrary in Section 17.03, a Member who accepts a Plan loan shall be deemed to have assigned to the Trustee, as security for the loan, all of his or her right, title and interest in the Plan. The Plan Administrator may require such additional security for the loan as it deems necessary or prudent.

10.05    TREATMENT OF LOAN PAYMENTS

A loan shall be considered to be an investment of the Trust Fund. Any payment to the Plan of interest on a loan to a Member, as well as repayments of loan principal, shall be credited to the Member's Account and shall be accounted for as investment earnings or return of principal, as the case may be, on that Account.

10.06    DEFAULT

(a) If not paid as and when due, in addition to any other remedies permitted by law, any outstanding Plan loan (including interest accrued and unpaid thereon) to a Member may be charged against the Member's Account. The outstanding loan balance shall be treated as repaid to the extent of such charge.

(b) Except as otherwise provided in paragraph (c) below, the Administrator may elect to charge the unpaid loan balance against the Member's Account whether or not the Member has attained age 59-1/2 or terminated employment, and whether or not such charge is on account of any financial hardship of the Member.

(c) The Administrator may not charge any unpaid loan balance against a Member's Basic Contribution Account unless the Member has attained age 59-1/2, has terminated employment, or qualifies for a financial hardship withdrawal in accordance with Section 10.03.

10.07    SEPARATION FROM SERVICE

The unpaid balance of a loan shall be immediately become payable in full upon a Member's Separation from Service.

                     ARTICLE 11. WITHDRAWALS DURING SERVICE


11.01    WITHDRAWALS PRIOR TO AGE 59-1/2

Upon evidence of "hardship" satisfactory to the Plan Administrator, a Member who has not yet attained age 59-1/2 may withdraw in cash that part of the balance in his or her Basic Contribution Account (but excluding any income allocable to Basic Contributions or Catch-up Contributions) which the Plan Administrator determines is needed by the Member on account of such hardship. A request for a hardship withdrawal shall be made in the form and manner prescribed by the Plan Administrator.

For purposes of this Section 11.01, "hardship" shall mean immediate and heavy financial need of the Member that cannot be met by other reasonably available financial resources of the Member. The Plan Administrator's determination as to whether a hardship exists and the amount necessary to be distributed on account of such hardship shall be made in accordance with the following rules:

(a) The determination of whether an immediate and heavy financial need exists shall be based on all relevant facts and circumstances. As determined in the Plan Administrator's discretion (which shall be exercised in a uniform and nondiscriminatory manner), such financial need shall be limited to the following circumstances:

         (i) medical expenses (described in Section 213(d) of the Code) incurred by the Member, his or her spouse, or any of his or her dependents (as defined in Section 152 of the Code);

         (ii) purchase (excluding mortgage payments) of a principal residence for the Member;

         (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, his or her spouse, children, or dependents; or

         (iv) the need to prevent the eviction of the Member from his or her principal residence or foreclosure on the mortgage of the Member's principal residence.

(b) The Plan Administrator shall not permit a hardship withdrawal to be made unless it determines that all of the following conditions are satisfied:

         (i) The distribution is not in excess of the amount to the immediate and heavy financial need of the Member (including any amounts necessary to pay any federal, state or local income taxes or penalties which may result from the distribution).

         (ii) The Member has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Company or any Affiliated Company.

         See Appendix B with respect to additional conditions effective for withdrawals made prior to January 1, 2002.

(c) Hardship withdrawals from a Member's Basic Contribution Account shall not include any income allocable to the Member's Basic Contributions or Catch-up Contributions.

11.02    WITHDRAWALS AFTER AGE 59-1/2

A Member who has attained age 59-1/2 and may, in the form and manner prescribed by the Plan Administrator, direct payment to himself in cash or part or all of the vested balance of the Member's Account.

11.03    GENERAL RULES APPLYING TO WITHDRAWALS

The following rules shall apply to withdrawals made under this Article 11:

(a) Distribution of any withdrawal under this Article shall be made as soon as practicable following the Valuation Date selected by the Plan Administrator for effecting such payment, unless the Plan Administrator, in its sole discretion, elects to make payment earlier.

(b) A Member may not make a withdrawal from his or her Account more often than once in any twelve (12) month period or at such other times as may be permitted pursuant to uniform rules prescribed by the Plan Administrator.

(c) A Member or a designated Beneficiary who is the Member's spouse may elect to have all or any portion (but in no event less than $200) of the amount withdrawn pursuant to Section 11.02 for reasons other than financial hardship which is eligible for rollover distribution under
         Section 402(c) of the Code transferred directly to an eligible retirement plan as determined in accordance with the procedures set forth in Appendix A.

           ARTICLE 12. DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT


12.01    TERMINATION OF EMPLOYMENT PRIOR TO AGE 65

In the event a Member terminates employment with the Company or an Affiliated Company prior to attaining age 65 for any reason other than death, he or she shall be entitled to receive distribution of the vested balance in his or her Account as follows:

(a) Effective for Plan Years beginning after December 31, 1997, if the vested balance of the Participant's Account does not exceed $5,000, distribution shall be made as soon as practicable following the earlier of:

         (i) the date on which the Participant elects to have his or her Account distributed; or

         (ii) the expiration of the 90-day period beginning on the date on which the Administrator provides the notice required by
                  Section 402(f) of the Code to the Participant.

(b) Effective for Plan Years beginning after December 31, 1997, if the vested balance of a Participant's Account exceeds $5,000, no distribution will be made without the Participant's prior consent. If such consent is not given, distribution shall be made as soon as practicable following the later of the date the Participant attains age 65 or the expiration of the 90-day period beginning on the date on which the Administrator provides the notices required by Section 402(f) of the Code and Section 1.411(a)-11(c) of the Income Tax Regulations to the Participant.

(c) Effective for distributions on or after October 17, 2000, if the vested balance of a Participant's Account exceeded $5,000 when the Participant terminated service, and if at a later time such vested balance is reduced such that it no longer exceeds $5,000, then the Participant's Account will be distributed in accordance with paragraph (a) above.

(d) Effective for distributions after December 31, 2001, the value of a Participant's Account that is attributable to Rollover Contributions shall not be taken into account in determining whether the vested balance of such Participant's Account exceeds $5,000.

12.02    TERMINATION OF EMPLOYMENT AT OR AFTER AGE 65

In the event a Participant terminates employment with the Company or a Related Company at or after attaining age 65, he or she shall receive a distribution of the balance in his or her Account as soon as practicable following the earlier of:

(a) the date on which the Administrator receives a properly completed distribution election form; or

(b) the expiration of the 90-day period beginning on the date on which the Administrator provides the notices required by Section 402(f) of the Code and Section 1.411(a)-11(c) of the Income Tax Regulations to the Participant.

12.03    DEATH

(a) In the event a Member dies before payment of his or her Account begins, his or her designated Beneficiary or his or her estate shall be entitled to receive distribution of the Account as soon as practicable following the earlier of:

         (i) the date on which the Plan Administrator receives a properly completed distribution election form; or

         (ii) the expiration of the 90-day period beginning on the date on which the Plan Administrator provides the notices required by
                  Section 402(f) of the Code and Section 1.411(a)-11(c) of the Income Tax Regulations to the designated Beneficiary.

(b) Notwithstanding paragraph (a), in no event shall distribution of the Account begin later than:

         (i)      if (A) the designated Beneficiary is the Member's Spouse and
                  (B) the balance of the Member's Account exceeds $5,000, the date on which the Member would have attained age 70-1/2; or

         (ii)     in any other case, one year after the Member's death.

12.04    BENEFICIARY DESIGNATION

(a) Each Member may designate, in the form and manner prescribed by the Plan Administrator, one or more persons as the Beneficiary of his or her Account; provided, however, that if the Member is survived by a spouse, such spouse shall be the Member's sole Beneficiary unless the spouse consents, in writing, to the Member's designation of one or more other persons to be the Beneficiary of all or a portion of the Member's Account. Any Beneficiary designation made by a Member may be changed or revoked by the Member at any time or from time to time during his or her lifetime; provided, however, that any such change or revocation shall not reduce the portion of the Account payable to his or her spouse without the written consent of the spouse. Any written consent required of a Member's spouse shall acknowledge the effect of the consent and shall be witnessed by a representative of the Plan or a notary public. The consent of a spouse shall not be required if the Plan Administrator determines that the spouse cannot be located or that the Code and ERISA otherwise do not require such consent.

(b) If no Beneficiary is designated or survives the Member, the balance of his or her Account shall be paid to his or her Spouse, if living; otherwise, to his or her estate.

12.05    FORM OF PAYMENT

(a)      A Member's Account shall be distributed in a single lump sum payment.

(b) A Member may elect to have the portion of his or her Account which is invested in Company Stock distributed in a cash payment or in the form of whole shares of Company Stock which are attributable to such Account as of the applicable Valuation Date.

12.06    DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION

Effective for distributions made after December 31, 1992, a Member or a designated Beneficiary who is the Member's spouse may elect to have all or any portion of his or her Account (but in no event less than $500 unless the Plan Administrator provides otherwise) which is eligible for rollover distribution under Section 402(c) of the Code transferred directly to an eligible retirement plan as determined in accordance with the procedures set forth in Appendix A.

12.07    MANDATORY DISTRIBUTION

Notwithstanding any other Plan provisions, effective for Plan Years beginning after December 31, 1996:

(a) The payment of a Plan benefit to any Member who is a "5% Owner" (as defined in Section 416 of the Code) shall commence no later than the April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2.

(b) A Member who is not a "5% Owner" (as defined in Section 416 of the Code) may, in accordance with procedures adopted by the Plan Administrator, elect to have his or her benefit payments commence on the later of: (i) the calendar year in which the Member attains age 70-1/2; or (ii) the calendar year in which the Member retires from employment.

                           ARTICLE 13. ADMINISTRATION


13.01    PLAN ADMINISTRATOR

The Company shall be the "Administrator" of the Plan within the meaning of
Section 3(16)(A) of ERISA and the "Named Fiduciary" for purposes of Section 402(a)(2) of ERISA. Such duties shall be performed on behalf of the Company by the Benefits Committee or such other person or committee as may be appointed by the Board of Directors.

13.02    PLAN ADMINISTRATOR'S AUTHORITY AND POWERS

(a) The Plan Administrator shall have full authority and power to administer and construe the Plan, subject to applicable requirements of law. Without limiting the generality of the foregoing, the Plan Administrator shall have the following powers and duties:

         (i) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

         (ii) To interpret the Plan, its interpretation thereof to be final and conclusive on all persons claiming benefits under the Plan;

         (iii) To decide all questions concerning the Plan, including questions of fact respecting Plan benefits, the eligibility of any person to participate in the Plan and the status and rights of any Member or Beneficiary under the Plan; and

         (iv)     To exercise all other powers specified in the Plan.

(b) The Plan Administrator may adopt such rules for the conduct of its affairs as it deems appropriate.

13.03    DELEGATION OF DUTIES AND EMPLOYMENT OF AGENTS

The Plan Administrator may delegate such of its duties and may appoint such accountants, actuaries, legal counsel, investment advisors, investment managers, claims administrators, specialists and other persons as the Plan Administrator deems appropriate in connection with administering the Plan. The Plan Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by them in good faith in reliance upon any opinions or reports furnished them by any such experts or other persons.

13.04    FIDUCIARY RESPONSIBILITIES WITH RESPECT TO MEMBER SHARES

The Company shall appoint a person to act as the Designated Fiduciary with respect to all matters affecting Members' rights with respect to Member Shares as described in Section 8.05. Such fiduciary shall have full authority and power to take any such actions as it deems necessary or appropriate to ensure that such rights are enforced.

13.05    CHARGES ON MEMBERS' ACCOUNTS

To the extent permitted under ERISA, the Plan Administrator may, in its discretion, charge Members' Accounts for the reasonable expenses of carrying out a Member's investment instructions, distributing benefits from a Member's Account, or providing a loan from a Member's Account.

13.06    EXPENSES

All expenses incurred in connection with the administration of the Plan, including, without limitation, administrative expenses and compensation and other expenses and charges of any person who shall be employed by the Plan Administrator pursuant to Section 13.03, shall be paid from the Trust Fund unless paid separately by the Participating Employers.

13.07    COMPENSATION

No person or member of a committee serving as the Plan Administrator who is a full-time employee of a Participating Employer shall receive any compensation for his or her services as member of the Plan Administrator. Any expenses of the Plan Administrator shall be paid from the Trust Fund, unless paid by the Participating Employees.

13.08    EXERCISE OF DISCRETION

Any person with any discretionary power in the administration of the Plan shall exercise such discretion in a nondiscriminatory manner and shall discharge his or her duties with respect to the Plan in a manner consistent with the provisions of the Plan and with the standards of fiduciary conduct contained in Title I, Part 4, of ERISA.

13.09    FIDUCIARY LIABILITY

In administering the Plan, neither the Plan Administrator nor any person or member of a committee serving as the Plan Administrator nor any person to whom the Plan Administrator delegates any duty or power in connection with administering the Plan shall be liable, except in the case of his or her own willful misconduct, for:

(a)      any action or failure to act,

(b)      the payment of any amount under the Plan,

(c)      any mistake of judgment made by him or on his or her behalf, or

(d) any omission or wrongdoing of any member of the Plan Administrator. No member of the Plan Administrator shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his or her behalf as a member of the Plan Administrator.

13.10    INDEMNIFICATION BY PARTICIPATING EMPLOYERS

To the extent not compensated by insurance or otherwise, the Participating Employers shall indemnify and hold harmless each person and each member of a committee serving as the Plan Administrator, and each employee of a Participating Employer designated by the Plan Administrator to carry out fiduciary responsibility with respect to the Plan from any and all claims, losses, damages, expenses (including counsel fees approved by the Company) and liabilities (including any amount paid in settlement with the approval of the Company), arising from any act or omission of such member, except where the same is judicially determined to be due to willful misconduct of such member or employee. Anything herein to the contrary notwithstanding, no assets of the Plan may be used for any such indemnification.

13.11    PLAN PARTICIPATION BY FIDUCIARIES

No person who is a fiduciary with respect to the Plan shall be precluded from being a Member therein upon satisfying the requirements for eligibility.

13.12    MISSING PERSONS

If the Plan Administrator is unable to locate a Member or Beneficiary within five (5) years after an Account becomes payable, the Plan Administrator shall mail notice by registered mail to the last known address of such person outlining the following action to be taken unless such person makes written reply to the Plan Administrator within sixty (60) days from the mailing of such notice: the balance of Member's Account determined as of the Valuation Date coincident with or immediately preceding such date shall be deposited in an interest bearing savings account by the Trustee. The savings account shall be registered in the name of the person entitled to the distribution. The establishment of the savings account shall be deemed full payment of any amounts due from the Plan.

13.13    CLAIMS REVIEW PROCEDURE

(a) Whenever a claim for benefits under the Plan made by a Member or a Beneficiary (herein referred to as the "Claimant") is denied, whether in whole or in part, the Plan Administrator shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date. Such notice shall:

         (i) set forth the specific reasons for the denial, making reference to the pertinent provisions of the Plan or the Plan documents on which the denial is based;

         (ii) describe any additional material or information that should be received before the claim may be acted upon favorably, and explain why such material or information, if any, is needed; and

         (iii) inform the Claimant of his or her or her right pursuant to this Section to request review of the decision by the Plan Administrator within 60 days of the date on which he or she receives such notice.

(b) A Claimant (or his or her authorized representative) may appeal a denial of a claim to the Plan Administrator by submitting a written request for review to the Plan Administrator within 60 days after the date on which such denial is received. Such period may be extended by the Plan Administrator for good cause. Such request shall contain the following information:

         (i) The specific portions of the denial of his or her claim which the Claimant requests the Plan Administrator to review;

         (ii) A statement by the Claimant setting forth the basis upon which he or she believes the Claimant should reverse the previous denial of his or her claim for benefits and accept his or her claim as made; and

         (iii) any written material (offered as exhibits) which the Claimant desires the Plan Administrator to examine in its consideration of his or her position.

The Plan Administrator shall decide whether or not to grant the claim within 60 days after receipt of the request for review, but this period may be extended by the Plan Administrator for up to an additional 60 days in special circumstances. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Plan Administrator's decision shall be in writing, shall include specific reasons for the decision and shall refer to pertinent provisions of the Plan or of the Plan documents on which the decision is based.

                 ARTICLE 14. AMENDMENT AND TERMINATION OF PLAN


14.01    AMENDMENT

The Company may at any time and from time to time amend the Plan by action of either the Board of Directors or the Benefits Committee (provided that any amendment by the Benefits Committee shall be subject to the approval of the Chief Executive Officer of the Company) without the consent of any Trustee, any other Participating Employer, or any Member or Beneficiary. Such amendment may be adopted by resolution or by such other action permitted by the Company's charter, by-laws, or such other method permitted by the laws of the state of the Company's incorporation.

Notwithstanding the foregoing:

(a) no amendment that materially affects the Trustee's duties shall be effective without the written consent of the Trustee;

(b) no amendment shall cause the Trust Fund to be used other than for the exclusive benefit of Members and their Beneficiaries; and

(c) no amendment may reduce or eliminate any benefit which is a "Section 411(d)(6) Protected Benefit" except as permitted under Section 1.411(d)-4 of the Income Tax Regulations.

14.02    RIGHT TO TERMINATE PLAN

The Company intends to maintain the Plan as a permanent tax-qualified retirement plan. Nevertheless, the Company reserves the right to terminate the Plan (in whole or in part) at any time, by action of the Board of Directors, without the consent of any Trustee, any other Participating Employer, or any Member or Beneficiary. Such termination may be adopted by resolution or by such other action permitted by the Company's charter, by-laws, or such other method permitted by the laws of the state of the Company's incorporation.

14.03    CONSEQUENCES OF TERMINATION

(a) If the Plan is terminated in whole or in part, the interest of each Member affected by the termination in his or her Account will become fully vested and nonforfeitable as of the date of the termination.

(b) If the Plan is terminated in whole or in part, the Plan Administrator shall determine the date and manner of distribution of all Members' Accounts.

(c) The Plan Administrator shall give prompt notice to each Member (or, if deceased, his or her Beneficiary) affected by the Plan's complete or partial termination.

               ARTICLE 15. PARTICIPATION BY AFFILIATED COMPANIES


15.01    PARTICIPATION

Subject to the consent of the Board of Directors, any Affiliated Company may adopt the Plan and join in the Trust Fund created hereunder. Such Affiliated Company shall become a Participating Employer upon the filing with the Plan Administrator such duly executed documents as may be required by the Plan Administrator. The contributions which may be made by the Company or any other Participating Employer, and the income therefrom, shall be held by the Trustees as a part of a single Trust Fund without allocation to the Company or any other Participating Employer until the Plan Administrator shall notify the Trustees of the termination of the plan as to any Participating Employer pursuant to Section 15.03(c).

15.02    DELEGATION OF POWERS AND AUTHORITY

A Participating Employer shall be deemed to appoint the Board of Directors and the Plan Administrator as its exclusive agent to exercise on its behalf all of the powers and authority conferred upon the Board of Directors or the Plan Administrator by the terms of the Plan including, but not by way of limitation, the power to amend and terminate the Plan and the Trust Fund created hereunder. The authority of the Board of Directors and the Plan Administrator to act as such agent shall continue with respect to all funds contributed by each Participating Employer and the income therefrom unless and until the amount of such funds and income has been distributed by the Trustees as provided in
Section 15.03.

15.03    TERMINATION OF PARTICIPATION

The Administrator shall notify the Trustees in writing of the termination of the Plan as to any Participating Employer, and the Trustees shall not accept any further contributions under the Plan from such Participating Employer and shall set aside in a separate account such part of the Trust Fund as the Administrator shall), determine to be held for the benefit of eligible employees of the Participating Employer (and their beneficiaries), as of the last day of the Plan Year which is such Participating Employer's termination date under the Plan.

                     ARTICLE 16. TOP-HEAVY PLAN PROVISIONS


16.01    APPLICABILITY

If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this
Article 16 shall supersede any conflicting provisions of the Plan.

16.02    DEFINITIONS

The following definitions shall apply for purposes of this Article 16:

(a) "Determination Date" means (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year, the last day of such Plan Year.

(b) "Key Employee" means any Employee, or former Employee who is a Key Employee within the meaning of Section 416(i)(1) of the Code and the applicable regulations and other guidance thereunder.

(c) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Company or any Affiliated Company which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(d) "Required Aggregation Group" means (i) each qualified plan of the Company or any Affiliated Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Company or any Affiliated Company which enables a plan described in clause (i) to meet the requirements of
         Section 401(a)(4) or 410 of the Code.

(e) "Super Top-Heavy Plan" means a Top-Heavy Plan with respect to which the Top-Heavy Ratio exceeds 90 percent (90%).

(f) "Top-Heavy Plan" means with respect to any Plan Year, this plan if any of the following conditions exist:

         (i) If the Top-Heavy Ratio for this Plan exceeds 60 percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

         (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent (60%); or

         (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent (60%).

(g)      "Top-Heavy Ratio" means as follows:

         (i) Subject to clause (iv) below, if a Participating Employer or any Affiliated Company maintains one or more defined contribution plans (including any Simplified Employee Pension
                  Plan) and a Participating Employer or any Affiliated Company has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s), both computed in accordance with
                  Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

         (ii) Subject to clause (iv) below, if the Company or any Affiliated Company maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Company or any Affiliated Company maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with clause (i) above, and the present value of the accrued benefit under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Members, determined in accordance with clause (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Members as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of any accrued benefit made in the 5-year period ending on the Determination Date.

         (iii) For purposes of clauses (i) and (ii) above and subject to clause (iv) below, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Member (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with the Company or any Affiliated Company maintaining the plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  The accrued benefits of a Member other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by a Participating Employer or any Affiliated Company, or (B) if there is no such method, as if such benefits accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

         (iv) Effective for Plan Years beginning after December 31, 2001, clauses (i) - (iii) above shall be modified as follows for purposes of determining the Top-Heavy Ratio:

                  (A) The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under
                           Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         The accrued benefits and accounts of any individual who has not performed services for the Company or an Affiliated Company during the 1-year period ending on the Determination Date shall not be taken into account.

16.03    MINIMUM CONTRIBUTION

Except as otherwise provided in this Section, for any Plan Year in which the Plan is a Top-Heavy Plan, the employer contributions and forfeitures allocated on behalf of any Member who is not a Key Employee shall not be less than the lesser of (i) three percent (3%) of such Member's Compensation, or (ii) in the case where the Company has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of employer contributions and forfeitures, as a percentage of Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made regardless whether, under other plan provisions, the Member would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Member's failure to complete 1,000 hours of service (or any equivalent provided in the plan), or
(ii) the Member's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

(a) In the event a Member who is a non-Key Employee is covered under both a defined contribution plan and a defined benefit plan maintained by an Company or any Affiliated Company, notwithstanding anything herein to the contrary, the minimum contribution or benefit required by this
         Section 16.03 and by Section 416 of the Code shall be deemed satisfied if any one of the following rules are satisfied:

         (i) each such Member receives the defined benefit minimum as specified in Section 416(c)(1) of the Code;

         (ii) the defined benefit minimum (as defined in clause (i), above) is provided each such Member by the defined benefit plan and is offset by the benefits provided under the defined contribution plan;

         (iii) the defined contribution plan provides aggregate benefits at least comparable to those provided by the defined benefit plan; or

         (iv) if contributions and forfeitures under the defined contribution plan equal five percent (5%) of the Compensation for each Top-Heavy Plan.

(b) This Section 16.03 shall not apply to any Member who was not employed by the Company or any Affiliated Company on the last day of the Plan Year.

(c) This Section 16.03 shall not apply to any Member to the extent the Member is covered under any other plan or plans of the Company or any Affiliated Company and the Company or the Affiliated Company has provided that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

16.04    AGGREGATE LIMIT ON CONTRIBUTIONS AND BENEFITS FOR KEY EMPLOYEES

For limitation years beginning prior to January 1, 2000, if any one of the following occurs, then 1.0 shall be substituted for 1.25 in the denominators of the Defined Benefit Plan and Defined Contribution Plan Fractions used in computing the aggregate limitations set forth in Section 415 of the Code:

(a) A Key Employee participates in both a defined benefit plan and a defined contribution plan of a Company or any Affiliated Company and the plans are Super Top-Heavy Plans.

(b) A Key Employee participates in both a defined benefit plan and a defined contribution plan of a Company or any Affiliated Company and the plans are Top-Heavy Plans and an Extra Minimum Benefit or Extra Minimum Contribution is not provided for non-Key Employees.

For purposes of this section, Extra Minimum Benefit or Contribution shall mean one (1%) percent more than the standard minimum benefit or contribution required for non-Key Employees under Top-Heavy Plans as prescribed by Section 416(c) of the Code.

                         ARTICLE 17. GENERAL PROVISIONS


17.01    TRUST FUND SOLE SOURCE OF PAYMENTS FOR PLAN

The Trust Fund shall be the sole source for the payment of all Members' Accounts, and the Plan's liability to make payment to any Member or his or her Beneficiary shall be limited to the extent that the balance in such Member's Account is sufficient to make such payment. In no event shall assets of the Company or any Affiliated Company be applied for the payment of Plan benefits.

17.02    EXCLUSIVE BENEFIT

The Plan is established for the exclusive benefit of the Members and their Beneficiaries, and the Plan shall be administered in a manner consistent with the provisions of Section 401(a) of the Code and ERISA.

17.03    NON-ALIENATION

Except as is permitted under Section 401(a)(13) of the Code in the case of a qualified domestic relations order (as defined in Section 414(p) of the Code) and in accordance with Article 10, no Member or Beneficiary shall have the right to alienate or assign his or her benefits under the Plan, and no Plan benefits shall be subject to attachment, execution, garnishment, or other legal or equitable process. If a Member or his or her Beneficiary attempts to alienate or assign his or her benefits under the Plan, or if his or her property or estate should be subject to attachment, execution, garnishment or other legal or equitable process, the Plan Administrator may direct the Trustee to distribute the Member's (or Beneficiary's) benefits under the Plan to members of his or her family, or may use or hold such benefits for his or her benefit or for the benefit of members of his or her family as the Plan Administrator deems appropriate under the circumstances.

17.04    QUALIFIED DOMESTIC RELATIONS ORDER

(a) All rights and benefits, including elections, provided to a Member in this Plan shall be subject to the rights afforded to any alternate payee (as defined in Section 414(p)(8) of the Code) under a qualified domestic relations order (as defined in Section 414(p) of the Code).

(b) Notwithstanding anything in the Plan to the contrary, a distribution to an alternate payee shall be permitted if such distribution is authorized by the qualified domestic relations order without regard as to whether the affected Member is currently entitled to receive a distribution.

17.05    EMPLOYMENT RIGHTS

The Company's or any Affiliated Company's right to discipline or discharge its Employees shall not be affected by reason of any of the provisions of the Plan.

17.06    EMPLOYEE TRANSFERS

The transfer of an employee between a Participating Employer and an Affiliated Company shall not be considered to be a termination of employment for purposes of this Plan.

17.07    RETURN OF CONTRIBUTIONS

(a) Except as specifically provided in the Plan, under no circumstances shall any funds contributed to the Trust Fund or any assets of the Trust Fund ever revert to, or be used by, the Company or any Affiliated Company.

(b) Any contributions made by an Company or any Affiliated Company may be returned to the Company or any Affiliated Company if:

         (i)      the contribution is made by reason of a mistake of fact; or

         (ii) the contribution is conditioned on its deductibility for federal income tax purposes (each contribution shall be deemed to be so conditioned unless otherwise stated in writing by the Company or any Affiliated Company) and such deduction is disallowed;

         provided such contribution is returned within one year of the discovery of the mistake of fact, the disallowance of the deduction for federal income tax purposes or the receipt of written notice from the Internal Revenue Service (in response to the request for its favorable determination) that the Plan fails to qualify under Section 401(a) of the Code, as the case may be. The amount of contribution that may be returned shall be reduced to reflect its proportionate share of any net investment loss in the Trust Fund. In the event clause (iii) applies, the returned contribution may include any net investment earnings or gain in the Trust Fund.

17.08    DISTRIBUTION OF BASIC CONTRIBUTIONS IN EVENT OF MERGER OR SALE

Effective for the period prior to January 1, 2002, and notwithstanding anything in the Plan to the contrary, Basic Contributions and Basic Company Contributions, and income attributable thereto, may be distributed to Members or their beneficiaries as soon as administratively practicable after any of the following events:

(a) The termination of the Plan, provided that neither the Company nor any Affiliated Company maintains another defined contribution plan (other than an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code) at such time or establishes a successor defined contribution plan (other than an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code) during the period ending 12 months after the distribution of all assets of the Plan;

(b) The sale or other disposition, to an entity that is not an Affiliated Company, of substantially all of the assets used by a Participating Employer in the trade or business in which the Member is employed, but only with respect to Members who continue employment with the acquiring entity; or

(c) The sale or other disposition, to an entity that is not an Affiliated Company, of the Company's or an incorporated Affiliated Company's interest in a subsidiary, but only with respect to Members who continue employment with such subsidiary.

17.09    MERGER, CONSOLIDATION OR TRANSFER

The Plan shall not be merged or consolidated with, nor shall any Plan assets or liabilities be transferred to, any other qualified plan, unless each Member (if the other plan then terminated) would receive a benefit that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

17.10    VETERANS' RE-EMPLOYMENT RIGHTS UNDER USERRA

Notwithstanding any provision of this Plan to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

17.11    APPLICABLE LAW

Except as otherwise expressly required by ERISA, this Plan shall be construed and governed in accordance with the laws of the State of New Jersey.

17.12    RULES OF CONSTRUCTION

Whenever the context so admits, the use of the masculine gender shall be deemed to include the feminine and vice versa, either gender shall be deemed to include the neuter and vice versa; and the use of the singular shall be deemed to include the plural and vice versa.

           APPENDIX A. ADDITIONAL REQUIREMENTS FOR TAX QUALIFICATION


A1.      PURPOSE

The purpose of this Appendix A is to supplement certain Plan provisions, so that this Plan meets the requirements for tax qualification set forth in the Code.

A2.      ALLOCATION OF EXCESS BASIC CONTRIBUTIONS

The following rules shall apply pursuant to Section 6.06(a) for the purpose of allocating excess Basic Contributions:

(a) Excess Basic Contributions shall be allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the ADP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the Excess Basic Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Pre-Tax Contributions.

(b)      For purposes of this Section A3,

         (i)      "ADP Test" means the test described in Section 6.03(a).

         (ii) "Actual Deferral Percentage" means the percentage determined in accordance with Section 401(k)(3)(B) of the Code.

         (iii) "Excess Basic Contributions" means, with respect to any Plan Year, the excess of:

                  (1) The aggregate amount of employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                  (2) The maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

A3.      ALLOCATION OF EXCESS MATCHING CONTRIBUTIONS

The following rules shall apply pursuant to Section 6.06(b) for the purpose of allocating excess Matching Contributions:

(a) Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions.

(b)      For purposes of this Section B4,

         (i)      "ACP Test" means the test described in Section 6.04(a).

         (ii) "Actual Contribution Percentage" means the percentage determined in accordance with Section 401(m)(3) of the Code.

         (iii) "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

                  (A) The aggregate Matching Contributions taken into account in computing the numerator of the Aggregate Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                  (B) The maximum Matching Contributions permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Actual Contribution Percentages beginning with the highest of such percentages).

         Such determination shall be made after first determining excess Elective Deferrals pursuant to Section 6.02 and then determining Excess Basic Contributions pursuant to Section 6.03.

A4.      DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTION

(a) A distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)      For purposes of this Section, the following definitions shall apply:

         (i) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; any hardship distribution described in Section 401(k)(2)(B)(i)(iv) of the Code received after December 31, 1998; the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

                  Effective for distributions after December 31, 2001, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         (ii) An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  Effective for distributions after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

         (iii) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (iv) A "direct rollover" is a payment by the plan to the eligible retirement plan specified by the distributee.

                      APPENDIX B. EXPIRED PLAN PROVISIONS


B1.      PURPOSE.

The purpose of this Appendix B is to set forth certain Plan provisions that are no longer effective as of ___________, 2001.

B2.      PLAN YEAR PRIOR TO JANUARY 1, 1997

"Plan Year" means prior to January 1, 1997 (a) with respect to the first Plan Year, the period commencing on the Effective Date and ending on June 30, 1989,
(b) with respect to Plan Years beginning after June 30,1989 and ending prior to July 1, 1996, the twelve (12) month period commencing each July 1 and (c) with respect to the Plan Year beginning July 1, 1996, the period beginning July 1, 1996 and ending December 31, 1996.

B3.      HARDSHIP DISTRIBUTIONS RECEIVED PRIOR TO DECEMBER 31, 2001

Effective for hardship distributions received prior to December 31, 2001, a Member who receives a hardship distribution may not make Basic Contributions under this Plan, or elective deferrals under all other plans maintained by the Company or any Affiliated Company, for the Member's taxable year immediately following the taxable year of the hardship distribution, in excess of:

(a) the applicable limit under Section 402(g) of the Code for such next taxable year; reduced by

(b) the amount of such Member's elective deferrals for the taxable year of the hardship distribution.

                   APPENDIX C. RULES APPLYING TO MEMBER LOANS


The Plan Administrator has adopted the rules and procedures set forth below with respect to plan loans under Article 10 of the Plan.

MAY I BORROW MONEY FROM MY PLAN ACCOUNTS?

Yes, if you currently are an employee of Datascope or any of its affiliated companies, and if your application for a loan is approved by the Plan Administrator, you may borrow money from your Plan accounts. Loans will be made on a uniform and nondiscriminatory basis.

HOW DO I APPLY FOR A LOAN?

You may apply for a loan by completing the loan application form(s) provided by the Plan Administrator.

ARE THERE ANY RESTRICTIONS ON THE AMOUNT I CAN BORROW?

The minimum amount you may borrow is $1,000. The maximum amount you may borrow is determined by the vested amount of your Plan account balance as determined as of the date on which your loan is approved. The following table shows the Maximum Loan Amount that is permitted based on your vested Plan account balance:

       ----------------------------------------------------------------------
        Your Vested Account Balance               Maximum Loan Amount
       ----------------------------------------------------------------------
               $ 0 - $ 1,999                       No loans allowed
            $ 2,000 - $ 99,000            50% of your vested account balance
             $ 100,000 or more                         $ 50,000*
       ----------------------------------------------------------------------

*If you previously had an outstanding loan balance within the last 12 months, the $50,000 maximum loan amount will be reduced by the amount of highest outstanding balance during that 12-month period.

MAY I SPECIFY THE INVESTMENT FUND FROM WHICH I WANT TO BORROW?

No. The loan amount will be divided on a pro rata basis across the investment funds in your account, other than Datascope Corp. Stock Fund.

MAY I HAVE MORE THAN ONE LOAN OUTSTANDING AT A TIME?

No.

WHAT WILL THE INTEREST RATE BE?

The annual interest rate on loans will be One Percent (1%) Plus the Prime Lending Rate stated in the Money Rates section of The Wall Street Journal on the date your loan application is approved by the Plan Administrator.

WHAT IS THE TERM OF THE LOAN?

In general, loans must be repaid within five (5) years or less. However, if at the time the loan is made you intend to use the loan to acquire a house, apartment, or condominium which within a reasonable time will be used as your principal residence, the loan will have a maximum repayment period of fifteen
(15) years. The Plan Administrator may require you to furnish information verifying your use of the loan to purchase your principal residence.

DO I HAVE TO GIVE ANY SECURITY FOR THE LOAN?

Yes.  The loan is secured by your vested Plan account balances.

HOW DO I REPAY THE LOAN?

While you are an employee, payments of principal and interest are made through payroll deductions.

If you take an approved leave of absence, you will be able to continue to repay the loan through monthly payments of principal and interest.

The payments will begin with the first month following the month in which you receive the loan. The repayment amounts will be equal, except for the final payment.

WHAT HAPPENS TO LOAN REPAYMENTS UNDER THE PLAN?

Repayments of principal and interest on your loan will be allocated to your Plan account. Each repayment will be invested according to your current investment selection when the repayment is made.

CAN I PREPAY THE LOAN?

Yes. There is no penalty if you want to prepay any or all of the unpaid balance on your loan. However, your minimum prepayment must be at least a multiple of your current loan payment amount or, if smaller, the outstanding balance of the loan.

WHAT HAPPENS IF I DEFAULT ON LOAN PAYMENTS?

You will be considered to be in default if you miss any scheduled loan repayment.

Once the loan is declared in default it will become immediately due and payable as of the last day of the month in which it is declared in default. If you do not cure the default within 60 days, in addition to any other remedies permitted by law, any outstanding loan balance (including accrued, but unpaid, interest) may be charged against your Account under the Plan.

If and to the extent the outstanding loan balance is charged against your Plan account, the amount of such charge shall be deemed to be a taxable distribution to you from your Plan account. The Plan Administrator may elect to charge the unpaid loan balance against your Plan account, as described above, whether or not you would otherwise be entitled to a distribution from the Plan.

If the unpaid loan amount is treated as a distribution, the taxable portion of this distribution will be reported to the IRS. You will be responsible for any taxes due as a result of treating the unpaid amount as a distribution.

If the unpaid balance of the loan cannot be satisfied from your Plan accounts or wages, the Plan Administrator will have the same legal rights and remedies as a creditor to collect the remaining amount.

WHAT HAPPENS IF I TERMINATE EMPLOYMENT?

If your employment is terminated for any reason, including death, the loan will become immediately due and payable in full.

If your Plan account balance is distributed to you at the time of your termination, the amount to be distributed to you from the Plan reduced by the unpaid loan balance (including accrued interest) UNLESS you elect to repay the loan in full.

If you decide to delay distribution, you must repay the loan in full. You must notify the Plan Administrator of your intent to repay the loan in full at that time. If you do not repay the loan, however, you will be considered to be in default on your loan payments.

             APPENDIX D. SPECIAL RULES FOR CREDITING PRIOR SERVICE


The following rules shall apply for purposes of crediting an Employee's prior service with a nonaffiliated employer:

D1.      GENISPHERE EMPLOYEES

For purpose of determining eligibility for Matching Contributions pursuant to
Section 3.01(c), Genisphere employees will be credited with all prior service with Polyprobe.